Convertible Debt	12 Months Ended
Dec. 31, 2018
Convertible Debt
Convertible Debt

15. Convertible Debt

In October 2017, the Company issued $900 million in aggregate principal amount of 1.25% coupon interest convertible senior notes due on November 15, 2022 ("2022 Notes") at par. The Notes may be converted into Weibo's American depositary shares ("ADSs"), each representing one Class A ordinary share of the Company, at the option of the holders, which is equivalent to an initial conversion price of approximately US$133.27 per ADS, subject to adjustment. The conversion rate may be adjusted under certain circumstances, such as distribution of dividends and stock splits. In addition, upon a make-whole fundamental change prior to the maturity date of the notes, the Company will, under certain circumstances, increase the applicable conversion rate for a holder that elects to convert its notes in connection with such make-whole fundamental change.

The net proceeds to the Company from the issuance of the 2022 Notes were $879.3 million, net of issuance cost of $20.7 million. The Company will pay cash interest at an annual rate of 1.25% on the 2022 Notes, payable semiannually in arrears in cash on May 15 and November 15 of each year, beginning May 15, 2018. The issuance costs of the 2022 Notes are being amortized to interest expense over the contractual life. For the years ended December 31, 2017 and 2018, the 2022 Notes related interest expenses were $2.7 million and $15.4 million, respectively.